In concurrence with the identification of the material weakness described within the independent public accountant's report on internal control, management has identified the material weakness described herein. Management acknowledges that during the fiscal year ended 3/31/2023, Aspiriant Risk-Managed Real Assets Fund (the "Fund") failed to maintain appropriate controls to assess the components of the Fund's gross income to enable the Fund to continue to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code. The incident was investigated by management, which has reported on its materiality and impact to shareholders to the Board. The Fund's investment adviser has reimbursed the Fund for costs associated with the Fund's failure to maintain its status as a Regulated Investment Company, including tax payable by the Fund. Management has developed and implemented a remediation plan, which includes the enhancement of internal controls related to monitoring the Fund's compliance with the requirements of Subchapter M of the Internal Revenue Code, including assessing the components of the Fund's gross income, to enable the Fund to qualify and maintain its status as a Regulated Investment Company in the future. Management has engaged an outside accounting firm to review such enhancements to controls. The material weakness will not be considered remediated until management designs and implements effective controls that operate for a sufficient period of time and management has concluded, through testing, that these controls are effective. The Fund will monitor the effectiveness of its remediation plans and will make changes management determines to be appropriate.